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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  December 1, 1997
                                                  ----------------


                         DEGEORGE FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)



Delaware                                0-20832                 41-1625724
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(State or other jurisdiction          (Commission              (IRS Employer
of incorporation)                     File Number)           Identification No.)



99 Realty Drive, Cheshire, Connecticut                                     06410
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(Address of principal executive offices)                              (Zip Code)



                                 (203) 699-3400
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              (Registrant's telephone number, including area code)



                                Page 1 of 8 pages

                           Exhibit Index is on page 6

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                         DEGEORGE FINANCIAL CORPORATION

                                INDEX TO FORM 8-K




               INFORMATION                                              PAGE NO.

  ITEM 5.      OTHER EVENTS                                               3

  ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS                          4

               Index to Exhibits                                          6




                                        2

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                         DEGEORGE FINANCIAL CORPORATION


ITEM 5--OTHER EVENTS:

BUY-OUT PROPOSAL

On December 1, 1997 the Board of Directors of the Company approved an agreement in principle whereby a new company to be formed by the Company's Chairman of the Board and Chief Executive Officer, Peter R. DeGeorge, and possibly certain other persons, would acquire via merger all outstanding common stock of the Company, other than shares owned by members of the buy-out group, at a cash price of $1.50 per share. The Board's approval was based on the recommendation of a special committee of the Board composed of the Company's two independent outside directors. Mr. DeGeorge did not participate in the voting to approve the buy-out proposal.

The Board's approval of the buy-out proposal is subject to the definitive merger agreement containing a requirement that the merger be approved by at least
66 2/3% of the votes cast with respect to the merger. The Board's approval of the buy-out proposal is also subject to the execution of a mutually satisfactory merger agreement and obtaining all necessary corporate and regulatory approvals, but the proposal is not subject to financing.

A class action lawsuit challenging Mr. DeGeorge's September 12, 1997 buy-out offer of $1.30 per share has been filed in the Court of Chancery of the State of Delaware in and for New Castle County.


NASDAQ LISTING

On December 3, 1997, the Company was notified by The Nasdaq Stock Market, Inc. that a Listing Qualifications Panel had decided to delist the Company's common stock from the Nasdaq National Market, effective with the close of business on December 3, 1997.


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ITEM 7--FINANCIAL STATEMENTS AND EXHIBITS:

     (c)  Exhibits:

     1.   Press Release of DeGeorge Financial Corporation dated December 2,
1997.

     2.   Press Release of DeGeorge Financial Corporation dated December 4,
1997.



                                        4

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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             DEGEORGE FINANCIAL CORPORATION
                                             (Registrant)


Dated: December 5, 1997

                                             By: /s/ SALVATORE A. BUCCI
                                                 ----------------------
                                                 Salvatore A. Bucci
                                                 Senior Vice President and
                                                  Chief Financial Officer


                                        5

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                                INDEX TO EXHIBITS


Exhibit                       Description                               Page No.
-------                       -----------                               --------

1.   Press Release of DeGeorge Financial Corporation dated
     December 2, 1997.                                                     7

2.   Press Release of DeGeorge Financial Corporation dated
     December 4, 1997.                                                     8



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